UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2006

CENTURY PROPERTIES GROWTH FUND XXII

(Exact name of Registrant as specified in its charter)

            California

  0-13418

  94-2939418

 (State or other jurisdiction

(Commission

     (I.R.S. Employer

   of incorporation or

File Number)

  Identification Number)

           organization)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Century Properties Growth Fund XXII (the “Registrant”) owns a 100% interest in Century Stoney Greens, L.P., a California limited partnership (the “Partnership”).  The Partnership owns Promontory Point Apartments (“Promontory Point”), a 252-unit apartment complex located in Austin, Texas.  As previously disclosed on September 25, 2006, the Partnership and three other partnerships (together the “Selling Partnerships”) that own four apartment complexes containing an aggregate of 920 units, entered into a Purchase and Sale Contract (the “Purchase Agreement”) with a third party, Bethany Holdings Group, LLC, a Nevada limited liability company and Chi Chen Wang, an individual (jointly and severally, the “Original Purchaser”), to sell the four apartment complexes (together the “Properties” and individually a “Property”) owned by the Selling Partnerships to the Purchaser for a total sales price of approximately $48,724,000, of which approximately $13,214,000 represents the portion of the sales price to be allocated to Promontory Point. Each of the Selling Partnerships is affiliated with AIMCO Properties, L.P., an affiliate of the managing general partner of the Registrant.

On November 1, 2006, the Selling Partnerships and the Original Purchaser entered into a First Amendment to Purchase and Sale Contract, a copy of which is filed herewith as an exhibit, to extend the feasibility period.

As previously disclosed, on November 8, 2006 the Original Purchaser terminated the Purchase Agreement.

On November 21, 2006, the Selling Partnerships and Bethany Austin Apartments, LLC, a Delaware limited liability company and an affiliate of the Original Purchaser(the “Purchaser”), entered into a Reinstatement and Second Amendment to Purchase and Sale Contract (the “Reinstatement and Second Amendment”), a copy of which is filed herewith as an exhibit.  The Reinstatement and Second Amendment effectively reinstated the Purchase Agreement according to the terms and conditions as previously disclosed in the Registrant’s Current Report on Form 8-K dated September 25, 2006 with the following modifications:

PURCHASE PRICE.  The Purchaser will receive a total credit of $1,300,000 at closing in connection with and in full satisfaction of objections raised by Purchaser regarding the Properties.  Of the total credit, $460,000 represents the credit allocation to Promontory Point.

CLOSING.  The expected closing date of the transaction is December 14, 2006.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibit

10.32

First Amendment to Purchase and Sale Contract between Century     Stoney Greens, L.P., a California limited partnership, and the affiliated Selling Partnerships, and Bethany Holdings Group, LLC, a Nevada limited liability company and Chi Chen Wang, an individual, dated November 1, 2006.

10.33

Reinstatement and Second Amendment to Purchase and Sale Contract between Century Stoney Greens, L.P., a California limited partnership, and the affiliated Selling Partnerships, and Bethany Holdings Group, LLC, a Nevada limited liability company and Chi Chen Wang, an individual (collectively “Original Purchaser”) and Bethany Austin Apartments, LLC, a Delaware limited liability company, dated November 21, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Century Properties Growth Fund XXII

(a California Limited Partnership)

By:

Fox Partners IV

General Partner

By:

Fox Capital Management Corporation

Managing General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

Date:

November 28, 2006